                                                                    Exhibit 99.1

                           PAINEWEBBER INCORPORATED

                      PRELIMINARY BACKGROUND INFORMATION

                          BayView Capital Corporation

                         BAY VIEW 1999-LG-1 AUTO TRUST
                         -----------------------------

                                  DISCLAIMER

--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for and on behalf of Bay View 1999-LG-1 Auto Trust (the "Trust"), and not by or as agent for Bay View Acceptance Corporation ("Bay View" or the "Servicer") or for Bay View Securitization Corporation (the "Depositor") or any other affiliates (other than the Trust). Neither the Servicer nor the Depositor has prepared, reviewed or participated in the preparation hereof, nor are they responsible for the accuracy hereof and they have not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Servicer on behalf of the Trust. PW or any of its affiliates do not make any representations as to the accuracy or completeness of the information provided by the Servicer on behalf of the Trust. The information herein is preliminary and limited in nature and subject to completion or amendment, and will be superseded in its entirety by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission. You should make your investment decision with respect to the securities described herein based solely upon the information contained in the prospectus supplement and accompanying prospectus related to the Bay View 1999-LG-1 Auto Trust. These computational materials do not constitute an offer to sell or the solicitation of an offer to buy and we will not sell the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction. The securities may not be sold and no offer to buy will be accepted prior to the delivery of the prospectus supplement and accompanying prospectus relating to the securities.

All opinions and conclusions in this report are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. We do not claim that the securities will actually perform as described in any scenario presented. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, the information contained herein has not addressed the legal, accounting and tax implications of the analysis with respect to you and you should seek advice from your counsel, accountant and tax advisor prior to purchasing any securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                     ------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                     ------------------------------------

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                         IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Bond Summary/(1)/

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    First            Last         Principal           Expected
    Offered        Approximate                           WAL      Principal       Principal         Window             Ratings
 Certificates          Size              Coupon        (Years)     Payment         Payment         (Years)          (Moody's/S&P)
-----------------------------------------------------------------------------------------------------------------------------------
      A-1             $42,750,000         Fixed         0.25          0.08            0.50            0.50            P-1/A-1+
      A-2             $97,000,000         Fixed         1.00          0.50            1.58            1.17             Aaa/AAA
      A-3             $55,000,000         Fixed         2.00          1.58            2.50            1.00             Aaa/AAA
      A-4             $52,023,107         Fixed         3.27          2.50            5.08            2.67             Aaa/AAA
       I             $184,645,582/(2)/    Fixed         1.12/3/          -               -               -             Aaa/AAAr
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Pricing assumes 1.6% ABS to maturity.
(2)  The Class I Notional Principal Amount.
(3)  Based on Notional Principal Amount.


                    DESCRIPTION OF THE AUTO LOANS AS OF THE
                            CUT-OFF DATE (11/30/99)
                            -----------------------
                  (complete collateral tables on pages 9-12)

           ---------------------------------------------------------------

           ---------------------------------------------------------------
           Number of Loans:                                        17,753
           Current Balance:                                  $246,773,107
           Average Balance:                                       $13,900
           Minimum Balance:                                        $2,711
           Maximum Balance:                                      $118,533
           Wtd. Average Coupon:                                     12.93%
           Wtd. Average Original Term (months):                        72
           Wtd. Average Remaining Term (months):                       57
           Wtd. Average Seasoning (months):                            15
           ---------------------------------------------------------------

--------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                     ------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                     ------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

PRICING INFORMATION

Pricing Assumption:            1.6% ABS.

Distribution Date:             The 15th day of each month (or, if any such date
                               is not a business day, the next business day thereafter) commencing in January of 2000.

Settlement Date:               On or about December 14, 1999.

Cut-off Date:                  November 30, 1999 (close of business).

Payment Delay:                 14 days.

Payment Terms:                 Monthly.

Servicing/Other Fees:          The collateral is subject to certain fees,
                               including a monthly servicing fee and a monthly premium payable to the Certificate Insurer.

Interest Accrual Period:       With the exception of the Class A-1 Certificates,
                               interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Distribution Date based on a 30/360 basis.

                               With respect to the Class A-1 Certificates, interest will accrue from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first Distribution Date in January 2000) to and including the day prior to the current Distribution Date at a fixed rate on an Actual/360 day basis.

Optional Redemption:           The Servicer may at its option purchase all the
                               Receivables as of the last day of any Collection
                               Period on which (1) the aggregate outstanding balance of the Receivables on the related
                               Distribution Date (after distribution of all amounts to be paid on such Distribution Date) will be equal to or less than 10% of the initial aggregate outstanding balance of the Receivables as of the Cut-off Date and (2) the notional principal amount of the Class I certificates is zero (or will be reduced to zero on or before the related Distribution Date).

Optional Redemption Price:     The Optional Redemption Price for the Receivables
                               will be equal to the fair market value of the Receivables; provided that such amount may not be less than the sum of (1) 100% of the outstanding aggregate certificate balance of all classes of the Class A certificates, (2) accrued and unpaid interest on the outstanding certificate balances of all outstanding classes of the offered certificates at the weighted average interest rate of the Receivables; and (3) any amounts due to the Certificate Insurer.

--------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                     ------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                     ------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES

Title of Securities:          Bay View 1999-LG-1 Auto Trust.

Offering Amount:              Approximately $247,000,000.

Offered Certificates:         The Class A-1, Class A-2, Class A-3, Class A-4 and
                              the Class I Certificates (the "Offered
                              Certificates").

                              The Trust will be formed and will issue the Offered Certificates, pursuant to the Pooling and Servicing Agreement. The Offered Certificates will consist of (i) the Class A-1, Class A-2, Class A-3, and Class A-4 Certificates in the aggregate principal amount of approximately [$246,773,107]; and
                              (ii) the Class I Interest Only Certificates.
                              The Class I Certificates will be issued with an original notional principal amount of approximately [$184,645,582].

Assets of the Trust:          The Trust assets will include a pool of simple and
                              precomputed interest installment sale and installment loan contracts originated in various states in the United States of America, secured by new and used automobiles, light trucks, motorcycles, recreational vehicles, sport utility vehicles, and vans (the "Receivables"), certain monies due thereunder after the Cut-off Date, security interests in the related financed vehicles, monies on deposit in the Certificate
                              Account and the proceeds thereof, any proceeds from claims on certain insurance policies relating to the financed vehicles or the related obligors, an unconditional and irrevocable insurance policy issued by MBIA Insurance Corporation guaranteeing payments of principal and interest on the Offered
                              Certificates, and certain rights under the agreements by which the Receivables are sold from Bay View to the Depositor and from the Depositor to the Trust. The Receivables have an aggregate principal balance of approximately [$246,773,107] as of the Cut-off Date.

Seller and Servicer:          Bay View Acceptance Corporation ("Bay View"), a
                              Nevada corporation, having its principal place of business in San Mateo, California.

Depositor:                    Bay View Securitization Corporation

Lead Underwriter:             PaineWebber Incorporated

Co-Underwriter:               Morgan Stanley Dean Witter

Certificate Insurer:          MBIA Insurance Corporation

--------------------------------------------------------------------------------
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  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                     ------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                     ------------------------------------

DESCRIPTION OF SECURITIES (Continued)

Trustee:                   Bankers Trust Company

Offering:                  Public Shelf Offering - a prospectus and prospectus
                           supplement will be distributed after pricing.

Form of Offering:          DTC, Euroclear, and CEDEL.

ERISA Considerations:      The Certificates are expected to be ERISA eligible.

Tax Considerations:        In the opinion of tax counsel to the Seller, the
                           Trust will be treated as a partnership for federal income tax purposes, and will not be subject to federal income tax, and the certificateholders will be required to report their respective shares of the Trust's taxable income, deductions and other tax attributes.

The Class A Certificates:  Interest: With the exception of the Class A-1
                           Certificates, interest will be distributed to holders of the Class A Certificates in a maximum amount equal to the product of (i) 1/12/th/ of the applicable pass-through rate to such class of Class A Certificates, and (ii) the aggregate outstanding certificate balance of such class of Class A Certificates as of the preceding Distribution Date (after giving effect to all distributions to certificateholders on such date).

                           With respect to the Class A-1 Certificates, interest will be distributed in a maximum amount equal to the product of (i) the applicable pass-through rate of the Class A-1 Certificates, (ii) the actual number of days elapsed from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first Distribution date in January 2000) divided by 360, and (iii) the aggregate outstanding certificate balance of the Class A-1 Certificates as of the preceding Distribution Date (after giving effect to all distributions to certificateholders on such date).

                           Principal: On each Distribution Date, the Trustee will distribute principal to each class of Class A certificateholders of record as of the record date. Generally, the amount of monthly principal the Trust will pay is equal to the decrease in the outstanding principal balance of the Receivables pool during the preceding calendar month. Generally, principal will be distributed to the Class A certificateholders in the order of the alpha-numeric designation of each class of the Class A certificates, starting with the Class A-1 certificates and ending with the Class A-4 certificates (the "Principal Distribution Sequence"). For example, no principal will be distributed to the Class A-2 certificateholders until the outstanding certificate balance of the Class A-1 certificates has been reduced to zero.

--------------------------------------------------------------------------------
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  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                     ------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                     ------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (Continued)

The Class I Certificates:     Interest: The Class I Certificates are interest
                              only certificates and will not receive
                              distributions of principal. Interest will accrue on the notional principal amount of the Class I
                              Certificates at the Class I pass-through rate.
                              Generally, the amount of interest distributable to the Class I certificateholders on each Distribution Date is the product of (i) 1/12/th/ of the Class I pass-through rate, and (ii) the notional principal amount as of the preceding distribution date (after giving effect to any reduction of the notional principal amount on such Distribution Date). The notional principal amount represents a designated principal component of the Receivables, originally approximately
                              [$184,645,582]. The Class I Certificate is a
                              Planned Amortization Class ("PAC") which has a prepayment protection band from 1.6% to 2.5% ABS
                              (the reduction in the notional principal amount is based on a principal paydown schedule rather than on the reduction in the actual principal balances of the Receivables).

                              For the purpose of calculating the amount payable with respect to the Class I Certificates, the aggregate Class A Certificate Balance will be divided into two principal components, the PAC Component and the Companion Component. The sum of the PAC Component and the Companion Component will at any time equal the then aggregate unpaid Class A Certificate Balance. The notional principal amount of the Class I Certificates at any time will be equal to the principal balance of the PAC Component at all times as such amount is calculated using the allocations of principal payments described below:

                              The Pooling and Servicing Agreement establishes the planned schedule for the amortization of the notional principal amount (the "Planned Notional Principal Amount Schedule"). On each Distribution Date, the amount of monthly principal allocated to the Class A certificateholders will determine the reduction in the notional principal amount as follows:
                              (1) To the PAC Component in an amount up to amount
                                  necessary to reduce this amount to the amount specified in the Planned Notional Principal Amount Schedule for such Distribution Date;
                              (2) To the Companion Component, until the
                                  outstanding principal amount is reduced to zero; and
                              (3) To the PAC Component, without regard to the
                                  planned notional principal amount.

                              The notional principal amount of the Class I certificates will be the same amount as the outstanding amount of the PAC Component and will decline as the PAC component declines.

--------------------------------------------------------------------------------
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                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                     ------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                     ------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (Continued)

Priority of Payments:        Unless an Event of Default has occurred and is
                             continuing:
                             (1) An amount equal to the sum of (i) the amount of
                                 outstanding advances in respect of Receivables that became defaulted Receivables during the prior collection period, plus (ii) the amount of outstanding advances in respect of Receivables that the Servicer determines to be unrecoverable, to the Servicer;
                             (2) The monthly servicing fee, including any
                                 overdue monthly servicing fee, to the Servicer, to the extent not previously distributed to the Servicer;
                             (3) Monthly interest, including any overdue monthly
                                 interest amounts, to the Class A and Class I certificateholders;
                             (4) Monthly principal, together with any overdue
                                 monthly principal, to the Class A
                                 certificateholders in accordance with the
                                 Principal Distribution Sequence (as described above under "The Class A Certificates - Principal");
                             (5) The insurance premium (including any overdue
                                 insurance premium, plus accrued interest thereon) to the Certificate Insurer;
                             (6) The amount of recoveries of advances to the
                                 servicer (to the extent not applied pursuant to (1) above on or prior to such Distribution
                                 Date);
                             (7) The aggregate amount of any unreimbursed draws
                                 on the Policy payable to the Certificate
                                 Insurer under the insurance and reimbursement agreement, for monthly interest, monthly principal, plus accrued interest thereon and any other amounts owing to the Certificate Insurer under the insurance and reimbursement agreement; and
                             (8) The excess, if any, to the Depositor.

Credit Enhancement:          Credit Enhancement is provided by the following two
                             mechanisms:
                             (1) Excess spread; and
                             (2) 100% MBIA Insurance Policy covering timely
                                 payment or interest and principal on the Offered Certificates.

(1) Excess Spread:           The weighted average coupon rate on the Receivables
                             is generally expected to be higher than the sum of
                             (a) the monthly servicing fee and all other fees, and (b) the weighted average pass-through rate on the Offered Certificates, thus generating excess interest collections which will be available, to the extent required, to fund payments on the Offered Certificates on each Distribution Date.

--------------------------------------------------------------------------------
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  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                     ------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                     ------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (Continued)

Credit Enhancement (continued):

(2) MBIA Insurance Policy:    MBIA will issue an Insurance Policy that will
                              unconditionally and irrevocably guarantee payment of the monthly servicing fee and distribution of monthly interest and monthly principal to the Class A and Class I certificateholders up to the Policy Amount.

                              The Policy Amount with respect to any Distribution Date will be the sum of (1) the monthly servicing fee, (2) monthly interest, and (3) the lesser of
                              (a) the outstanding aggregate certificate balance of all classes of Class A certificates on such distribution date (after giving effect to any distributions of available funds to distribute monthly principal on such distribution date) and
                              (b) the initial aggregate certificate balance of the Class A certificates minus all amounts drawn on the policy with respect to monthly principal.

Prospectus:                   The Offered Certificates are being offered
                              pursuant to a Prospectus which includes a Prospectus Supplement (together, the
                              "Prospectus"). Complete information with respect to the Offered Certificates and the collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

Legal Investment:             The Class A-1 certificates will be eligible for
                              purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PaineWebber

                     ------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                     ------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

COMPOSITION OF THE RECEIVABLES

The sums and percentages in the following tables may not equal the totals shown due to rounding.

--------------------------------------------------------------------------------------------------------------------
Aggregate Field Description                               Count          Current        Original         Wtd Avg
                                                                        Balance$        Balance$        Contract
                                                                                                          Rate%
--------------------------------------------------------------------------------------------------------------------
Product Type   New Autos and Light Trucks                  2,580       50,001,329       60,941,003            12.28
               Used Autos and Light Trucks                11,939      149,512,133      186,543,708            13.13
               New Vans                                      159        3,518,926        4,171,539            12.31
               Used Vans                                     822        9,869,946       12,178,193            13.28
               New Motorcycles                                 3           20,140           43,852            14.39
               Used Motorcycles                               16          161,221          214,979            13.69
               New Recreational Vehicles                       1           13,164           13,526            11.90
               Used Recreational Vehicles                     80          657,783          850,395            13.95
               New Sport Utility Vehicles                    279        6,806,433        7,967,097            12.20
               Used Sport Utility Vehicles                 1,874       26,212,031       31,580,228            13.10
                                                        --------     ------------     ------------           ------
                                                          17,753     $246,773,107     $304,504,522            12.93%
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Aggregate Field Description                          Weighted Average       Weighted Average        % of
                                                      Remaining Term         Original Term      Current Balance
                                                     to Maturity/(1)/       to Maturity/(2)/
----------------------------------------------------------------------------------------------------------------
Product Type     New Autos and Light Trucks                    60.57                  75.92                 20.26
                 Used Autos and Light Trucks                   54.88                  70.13                 60.59
                 New Vans                                      65.63                  80.04                  1.43
                 Used Vans                                     55.24                  69.58                  4.00
                 New Motorcycles                               27.30                  72.00                  0.01
                 Used Motorcycles                              50.59                  67.66                  0.07
                 New Recreational Vehicles                     92.00                  96.00                  0.01
                 Used Recreational Vehicles                    51.18                  68.94                  0.27
                 New Sport Utility Vehicles                    64.68                  77.79                  2.76
                 Used Sport Utility Vehicles                   59.33                  73.15                 10.62
                                                            --------               --------              --------
                                                               56.93                  71.95                100.00%
-----------------------------------------------------------------------------------------------------------------

(1) Expressed in months. Based on scheduled maturity as of the Cut-off Date and assuming no prepayment of the Receivables.
(2) Expressed in months. Based on scheduled maturity as of the origination date and assuming no prepayment of the Receivables.

--------------------------------------------------------------------------------
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  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                     ------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                     ------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

COMPOSITION OF THE RECEIVABLES  (Continued)

----------------------------------------------------------------------------------------------
Aggregate Field           Description                   Count    Current Balance$        Pool%
----------------------------------------------------------------------------------------------
State                     California                    7,057          88,295,584        35.78
                          Texas                         5,673          78,497,223        31.81
                          Illinois                      1,641          29,146,524        11.81
                          Arizona                         859          12,650,020         5.13
                          New Mexico                      517           8,329,420         3.38
                          Colorado                        526           7,852,685         3.18
                          Oregon                          427           6,413,975         2.60
                          Nevada                          414           5,915,183         2.40
                          Other                           639           9,672,493         3.92
                                                       ------        ------------       ------
                                                       17,753        $246,773,107       100.00%
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Aggregate Field           Description                   Count    Current Balance$        Pool%
----------------------------------------------------------------------------------------------
Model Year                1988 or Prior                 1,523          13,338,581         5.41
                          1989                            605           4,480,123         1.82
                          1990                            745           6,136,818         2.49
                          1991                            884           7,642,554         3.10
                          1992                          1,068          10,861,009         4.40
                          1993                          1,373          14,578,860         5.91
                          1994                          1,794          21,263,718         8.62
                          1995                          2,278          31,473,128        12.75
                          1996                          2,102          31,783,114        12.88
                          1997                          2,482          41,724,908        16.91
                          1998                          1,725          33,646,929        13.63
                          1999                          1,008          25,592,674        10.37
                          2000                            166           4,250,691         1.72
                                                       ------        ------------       ------
                                                       17,753        $246,773,107       100.00%
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                     ------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                     ------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

COMPOSITION OF THE RECEIVABLES (Continued)

------------------------------------------------------------------------------------------------
Aggregate Field            Description                    Count    Current Balance$        Pool%
------------------------------------------------------------------------------------------------
Remaining Term to          7 to 12 Months                    17              69,379         0.03
Scheduled Maturity         13 to 24 Months                1,048           5,039,431         2.04
                           25 to 36 Months                3,650          28,878,138        11.70
                           37 to 48 Months                4,281          50,248,934        20.36
                           49 to 60 Months                3,948          61,611,398        24.97
                           61 to 72 Months                2,689          51,946,780        21.05
                           73 to 84 Months                1,402          32,732,421        13.26
                           85 to 96 Months                  718          16,246,627         6.58
                                                         ------        ------------       ------
                                                         17,753        $246,773,107       100.00%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Aggregate Field            Description                    Count    Current Balance$        Pool%
------------------------------------------------------------------------------------------------

Original Term to           13 to 24 Months                   74             317,408         0.13
Scheduled Maturity         25 to 36 Months                  629           3,243,373         1.31
                           37 to 48 Months                1,941          12,600,385         5.11
                           49 to 60 Months                6,194          65,200,690        26.42
                           61 to 72 Months                4,237          70,504,357        28.57
                           73 to 84 Months                3,949          78,431,250        31.78
                           85 to 96 Months                  729          16,475,644         6.68
                                                         ------        ------------       ------
                                                         17,753        $246,773,107       100.00%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Aggregate Field            Description                    Count    Current Balance$        Pool%
------------------------------------------------------------------------------------------------

Current Balance            $0.01 to  $5,000.00            1,534           6,237,948         2.53
                           $5,000.01 to $10,000.00        5,060          38,402,809        15.56
                           $10,000.01 to $15,000.00       4,466          55,254,369        22.39
                           $15,000.01 to $20,000.00       3,197          55,415,957        22.46
                           $20,000.01 to $25,000.00       1,922          42,655,525        17.29
                           $25,000.01 to $30,000.00         893          24,249,665         9.83
                           $30,000.01 to $35,000.00         383          12,301,231         4.98
                           $35,000.01 to $40,000.00         189           7,024,915         2.85
                           $40,000.01 to $45,000.00          63           2,635,143         1.07
                           $45,000.01 to $50,000.00          19             890,150         0.36
                           $50,000.01 or Greater             27           1,705,397         0.69
                                                         ------        ------------       ------
                                                         17,753        $246,773,107       100.00%
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                     ------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                     ------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

COMPOSITION OF THE RECEIVABLES  (Continued)

--------------------------------------------------------------------------------------
Aggregate Field     Description                 Count    Current Balance$        Pool%
--------------------------------------------------------------------------------------
Contract Rate       10.501%  to 11.000%           506           9,758,012         3.95
                    11.001%  to 11.500%         2,221          39,370,686        15.95
                    11.501%  to 12.000%         2,659          46,769,053        18.95
                    12.001%  to 12.500%         1,935          29,102,679        11.79
                    12.501%  to 13.000%         2,588          37,962,601        15.38
                    13.001%  to 13.500%         1,331          17,619,142         7.14
                    13.501%  to 14.000%         1,488          18,393,552         7.45
                    14.001%  to 14.500%         1,003          10,769,549         4.36
                    14.501%  to 15.000%         1,266          13,171,616         5.34
                    15.001%  to 15.500%           465           4,819,715         1.95
                    15.501%  to 16.000%           643           5,976,667         2.42
                    16.001%  to 16.500%           317           2,811,829         1.14
                    16.501%  to 17.000%           356           3,281,935         1.33
                    17.001%  to 17.500%           174           1,452,274         0.59
                    17.501%  to 18.000%           262           1,944,696         0.79
                    18.001%  to 18.500%           148           1,014,164         0.41
                    18.501%  to 19.000%           129             926,370         0.38
                    19.001%  to 19.500%            31             227,123         0.09
                    19.501%  to 20.000%            61             382,827         0.16
                    20.001%  to 20.500%            74             553,167         0.22
                    20.501%  to 21.000%            76             373,641         0.15
                    21.001%  to 21.500%            18              77,711         0.03
                    21.501%  to 22.000%             2              14,098         0.01
                                               ------        ------------       ------
                                               17,753        $246,773,107       100.00%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                     ------------------------------------
                         BAY VIEW 1999-LG-1 AUTO TRUST
                     ------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

BOND SENSITIVITY TO PREPAYMENTS

                                                                                                          % ABS
---------------------------------------------------------------------------------------------------------------
CLASS A-1                            1.00%        1.40%         1.60%         2.00%        2.50%         3.00%
                                   --------     --------      --------      --------     --------      --------
AVERAGE LIFE (YEARS)                   0.33         0.28          0.25          0.21         0.16          0.10
FIRST PAY                             01/00        01/00         01/00         01/00        01/00         01/00
LAST PAY                              07/00        06/00         06/00         04/00        03/00         02/00
WINDOW (YEARS)                         0.58         0.50          0.50          0.33         0.25          0.17
---------------------------------------------------------------------------------------------------------------
                                                                                                          % ABS
---------------------------------------------------------------------------------------------------------------
CLASS A-2                            1.00%        1.40%         1.60%         2.00%        2.50%         3.00%
                                   --------     --------      --------      --------     --------      --------
AVERAGE LIFE (YEARS)                   1.35         1.11          1.00          0.80         0.57          0.39
YIELD @ 100.000                        6.78%        6.74%         6.71%         6.64%        6.51%         6.29%
DURATION                               1.25         1.03          0.94          0.75         0.55          0.38
FIRST PAY                             07/00        06/00         06/00         04/00        03/00         02/00
LAST PAY                              01/02        09/01         07/01         03/01        11/00         08/00
WINDOW (YEARS)                         1.58         1.33          1.17          1.00         0.75          0.58
---------------------------------------------------------------------------------------------------------------
                                                                                                          % ABS
---------------------------------------------------------------------------------------------------------------
CLASS A-3                            1.00%        1.40%         1.60%         2.00%        2.50%         3.00%
                                   --------     --------      --------      --------     --------      --------
AVERAGE LIFE (YEARS)                   2.64         2.22          2.00          1.59         1.20          0.92
YIELD @ 100.000                        6.96%        6.94%         6.92%         6.89%        6.83%         6.76%
DURATION                               2.34         1.99          1.81          1.46         1.12          0.87
FIRST PAY                             01/02        09/01         07/01         03/01        11/00         08/00
LAST PAY                              02/03        09/02         06/02         12/01        06/01         03/01
WINDOW (YEARS)                         1.17         1.08          1.00          0.83         0.67          0.67
---------------------------------------------------------------------------------------------------------------
                                                                                                          % ABS
---------------------------------------------------------------------------------------------------------------
CLASS A-4                            1.00%        1.40%         1.60%         2.00%        2.50%         3.00%
                                   --------     --------      --------      --------     --------      --------
AVERAGE LIFE (YEARS)                   4.13         3.60          3.27          2.66         2.11          1.73
YIELD @ 100.000                        7.13%        7.12%         7.11%         7.09%        7.06%         7.03%
DURATION                               3.45         3.07          2.82          2.34         1.89          1.57
FIRST PAY                             02/03        09/02         06/02         12/01        06/01         03/01
LAST PAY                              02/06        10/05         01/05         12/03        02/03         08/02
WINDOW (YEARS)                         3.08         3.17          2.67          2.08         1.75          1.50
---------------------------------------------------------------------------------------------------------------
                                                                                                          % ABS
---------------------------------------------------------------------------------------------------------------
CLASS 1                              1.00%        1.40%         1.60%         2.00%        2.50%         3.00%
                                   --------     --------      --------      --------     --------      --------
AVERAGE LIFE/(1)/ (YEARS)              1.41         1.19          1.12          1.12         1.12          0.93
YIELD @ 2.02667 *                     33.93%       15.03%         7.25%         7.25%        7.25%       -16.42%
DURATION                               0.73         0.76          0.79          0.79         0.79          0.82
---------------------------------------------------------------------------------------------------------------

(1)  Based on Notional Amount.

*Based on the assumptions described above and assuming a purchase price of 2.02667% at approximately 2.69% ABS, the pre-tax yield to maturity of the Class I Certificates would be approximately 0%.

--------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber